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                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004



                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934





       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 13, 2000



                             SAGENT TECHNOLOGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                                 000-25315                               94-3225290
    (STATE OR OTHER JURISDICTION OF              [COMMISSION FILE NUMBER]                    (I.R.S. EMPLOYER
    INCORPORATION OR ORGANIZATION)                                                        IDENTIFICATION NUMBER)





                       800 WEST EL CAMINO REAL, SUITE 300
                             MOUNTAIN VIEW, CA 94040
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (650) 815-3100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        (a)     Previous independent accountants.

        (i) On October 13, 2000, we dismissed PricewaterhouseCoopers LLP as our independent accountants. The audit committee of our board of directors participated in and approved the decision to change independent accountants.

        (ii) The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

        (iii) In connection with its audits for the two most recent fiscal years and through October 13, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope of procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on financial statements for such years.

        (iv) During the two most recent fiscal years and through October 13, 2000, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)).

        (v) We have requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated October 18, 2000 is filed as appendix 16.1 to this Form 8-K.

        (b)     New independent accountants.

        (i) We have retained KPMG, LLP effective as of October 13, 2000 to perform the annual audit of our financial statements. During the two most recent fiscal years and through October 13, 2000, we have not consulted with KPMG, LLP regarding (i) either: the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and either a written report was provided to us or oral advice was provided that KPMG, LLP concluded was an important factor we considered in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or reportable event with PricewaterhouseCoopers LLP (as described in Regulation S-K, item 304(a)(2)).

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)     Exhibits.

   EXHIBIT
    NUMBER     DESCRIPTION
    ------     -----------
     16.1      Letter dated as of October 18, 2000 from PricewaterhouseCoopers
               LLP to the Securities and Exchange Commission


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SAGENT TECHNOLOGY, INC.
                                       (Registrant)



Date:  October 19, 2000                By: /s/ DAVID ELIFF
                                          -------------------------------------
                                          David Eliff
                                          Chief Financial Officer






























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                                  EXHIBIT INDEX

   EXHIBIT
    NUMBER     DESCRIPTION
    ------     -----------
     16.1      Letter dated as of October 18, 2000 from PricewaterhouseCoopers
               LLP to the Securities and Exchange Commission




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